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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report: March 19, 2002            Commission File No.: 0-25969
   (Date of earliest event reported)


                                 RADIO ONE, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                52-1166660
 (State or other jurisdiction of       (I.R.S. Employer Identification No.)
 incorporation or organization)


                          5900 Princess Garden Parkway,
                                    7th Floor
                             Lanham, Maryland 20706
                    (Address of principal executive offices)


                                 (301) 306-1111
               Registrant's telephone number, including area code


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Item 5.  Other Events

On March 18, 2002, the Company (i) issued the press release attached hereto as
Exhibit 99.1 to announce its amended bank facility and guidance for the first quarter of 2002 and (ii) executed the first amendment to the amended and restated credit agreement.

Exhibit Number                   Description
--------------                   -----------
    99.1 Press release dated March 18, 2002: Radio One, Inc. Makes Announcements; Company successfully amends bank facility and expects to exceed guidance for the first quarter of 2002.

    99.2 Document: First Amendment To Second Amended and Restated Credit Agreement.








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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RADIO ONE, INC.




                          /s/ Scott R. Royster
                          ----------------------------------------------------
March 19, 2002            Scott R. Royster
                          Executive Vice President and Chief Financial Officer
                          (Principal Accounting Officer)